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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: APRIL 8, 1998
                 DATE OF EARLIEST EVENT REPORTED: APRIL 1, 1998


                               PRIMARK CORPORATION
            (Exact name of registrant as specified in its charter)


                                     1-8260
                            (Commission File Number)


              MICHIGAN                                 38-2383282
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

1000 WINTER STREET, SUITE 4300N, WALTHAM, MA             02154
(Address of principal executive offices)              (Zip Code)


                                  617-466-6611
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 1, 1998, the Company completed the sale of all of the outstanding common stock of TASC, Inc. and The Analytic Sciences Corporation Limited to Litton Industries and its affiliate, pursuant to a Stock Purchase Agreement dated as of December 8, 1997. In connection with the sale, the Company received $432 million in cash, subject to post closing adjustments. The sale was approved by a majority vote of the Primark shareholders on March 30, 1998.

Part of the proceeds from this sale was used to repay in full the $220 million outstanding bank term debt of Primark, as well as $30 million outstanding on its current revolving credit facility. In addition, on May 8, 1998, the Company will redeem in full its $112 million, 8.75% Senior Notes due October 15, 2000 at 104.375%.

In addition to the foregoing, on April 1, 1998, the Company increased the borrowing capacity of its Revolving Credit Facility from $75 million to $225 million.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Not Applicable

(b) PRO FORMA FINANCIAL INFORMATION

                      PRIMARK CORPORATION AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma consolidated financial information for the year ended December 31, 1997 presented herein gives effect to the Company's sale of TASC, Inc. and The Analytic Sciences Corporation Limited. For purposes of the Unaudited Pro Forma Consolidated Financial Information, the term TASC shall mean TASC, Inc., its affiliates and TASC U.K. The unaudited pro forma financial information is based upon the historical financial statements of Primark and TASC for the year ended December 31, 1997.

The Unaudited Pro Forma Consolidated Financial Statements give effect to events that are directly attributable to the sale and expected to have a continuing impact on the Company. Explanations for these adjustments are included in the Notes to the Unaudited Pro Forma Consolidated Condensed Balance Sheet and Income Statement. The pro forma condensed consolidated income statement includes the operations of Baseline Financial Services, Inc. and WEFA Holdings, Inc. from their January 6, 1997 and February 7, 1997 dates of acquisition, respectively. Other than inclusion of operations from their respective dates of acquisition, the Unaudited Pro Forma Consolidated Statements do not include the impact of pro forma adjustments related to these acquisitions as they were not material in the aggregate or on a stand alone basis.

The Company's Unaudited Pro Forma Consolidated Financial Information should be read in conjunction with the historical financial statements of Primark incorporated herein by reference and the information contained in the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" which is also incorporated herein by reference.

                      PRIMARK CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1997


                                                                                                                    Unaudited
                                                                             Proposed                                  Pro
                                                          As Reported      Transaction         Adjustments            Forma
                                                          -----------      -----------         -----------          ---------
                                                                                     (Thousands)

Cash and cash equivalents                                  $   12,780       $ 427,606 (2)       $(427,606)(3)       $ 12,780
Accounts receivable                                            79,630                                                 79,630
Federal and state income tax benefit                           21,304                                                 21,304
Net assets of discontinued operations                         197,330        (155,376)(2)                             41,954
Other current assets                                           24,036                                                 24,036
Goodwill, net                                                 556,737                                                556,737
Capitalized data and other intangibles, net                    47,512                              (3,665)(4)         43,847
Capitalized software, net                                      48,645                                                 48,645
Other assets                                                    8,980                                                  8,980
Property, plant and equipment                                  46,855                                                 46,855
                                                           ----------       ---------           ---------           --------
         Total assets                                      $1,043,809       $ 272,230           $(431,271)          $884,768
                                                           ==========       =========           =========           ========

Notes payable                                              $   27,602                                               $ 27,602
Accounts payable and accrued liabilities                       38,710                              (2,329)(3)         36,381
Federal, State, Foreign and other taxes payable                10,717       $  94,061(2)          (94,061)(3)          8,855
                                                                                                   (1,862)(6)
Deferred income                                                69,931                                                 69,931
Long term debt                                                342,561                            (325,772)(3)         16,789
Deferred income taxes                                          21,133                              (1,600)(4)         19,533
Other liabilities                                              61,277                                                 61,277
Minority interest                                                 907                                                    907
Stockholders' equity                                          470,971         178,169(6)           (3,038)(5)        643,493
                                                                                                   (2,609)(4)
                                                           ----------       ---------           ---------           --------
         Total liabilities and stockholders' equity        $1,043,809       $ 272,230           $(431,271)          $884,768
                                                           ==========       =========           =========           ========

     The notes to the unaudited pro forma condensed consolidated financial statements are an integral part of this statement

                      PRIMARK CORPORATION AND SUBSIDIARIES
      NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

     1.  TASC

         The pro forma condensed consolidated balance sheet gives effect to the sale of TASC, Inc. and The Analytical Sciences Corporation Limited to Litton Industries and its affiliates, pursuant to a Stock Purchase Agreement dated December 8, 1997.

     2.  PROPOSED TRANSACTION

         The pro forma condensed consolidated balance sheet gives effect to the sale of TASC for $432,000,000 net of closing adjustments estimated to be $1,506,000 for the period ended December 31, 1997 and estimated transaction costs and success fees of $5,900,000. Income taxes associated with the sale of TASC are estimated to be $94,061,000.

     3.  USE OF PROCEEDS

         The pro forma condensed consolidated balance sheet gives effect to the use of proceeds to (i) prepay all amounts outstanding on the Company's $112,000,000 senior callable bonds, including a 4.375% premium aggregating $4,900,000 together with the accrued interest thereon, (ii) repay $214,316,000 of the Company's outstanding term loan together with accrued interest thereon, and (iii) to fund the estimated income tax liability associated with the proposed transaction of $94,061,000.

     4.  DEBT ISSUE COSTS

         The pro forma condensed consolidated balance sheet gives effect to the write off of unamortized debt issue cost of $3,665,000 and related tax benefit of $1,393,000 associated with prepayment of the senior callable bonds and term loan described in (3) above. In addition, at December 31, 1997 there was $544,000 of unamortized original issue discounts that have been written off, net of a related tax benefit of $207,000. Such amounts will be reflected as an extraordinary item in the Company's consolidated statement of income.

     5.  DEBT PREPAYMENT PREMIUM

         The pro forma condensed consolidated balance sheet gives effect to a charge for the prepayment premium of $4,900,000 net of tax benefit of $1,862,000 as described in (2) above. Such amounts will be reflected as an extraordinary item in the Company's consolidated statement of income.

                      PRIMARK CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                         Unaudited
                                                                                            Pro
                                                     As Reported      Adjustments          Forma
                                                     -----------      ----------         ---------
                                                         (Thousands Except Per Share Amounts)

Operating Revenues                                     $397,875                          $397,875
                                                       --------         -------          --------

Operating Expenses:
   Cost of Services                                     157,327                           157,327
   Selling General and Administrative                   151,559                           151,559
   Depreciation                                          17,371                            17,371
   Amortization of Goodwill                              15,805                            15,805
   Amortization of other intangible assets               17,029            (959)(3)        16,070
   Restructuring Charge                                   6,800                             6,800
                                                       --------         -------          --------
         Total Operating Expenses                       365,891            (959)          364,932
                                                       --------         -------          --------

   Operating Income                                      31,984             959            32,943
                                                       --------         -------          --------

Other Income and (Deductions)
   Investment income                                      1,085                             1,085
   Interest Expense                                     (15,986)         14,358(2)         (1,628)

   Foreign Currency Gain (loss)                           1,831                             1,831
   Other                                                  1,039                             1,039
                                                       --------         -------          --------
         Total Other                                    (12,031)         14,358             2,327
                                                       --------         -------          --------

Income From Continuing Operations
   Before Income Taxes                                   19,953          15,317            35,270

Income Taxes                                             12,963           5,820(4)         18,783
                                                       --------         -------          --------

Income From Continuing Operations                         6,990         $ 9,497            16,487
                                                       ========         =======          ========


   Basic
Earnings per Common Share                              $   0.26                          $   0.63
Weighted Average Shares                                  26,348                            26,348

   Assuming Dilution
Earnings per Common Share                                  0.25                              0.59
Weighted Average Shares                                  27,944                            27,944



      The notes to the unaudited pro forma condensed consolidated financial statements are an integral part of this statement

                      PRIMARK CORPORATION AND SUBSIDIARIES
    NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

   1. TASC

      The pro forma condensed consolidated income statement gives effect to the sale of TASC, Inc. and The Analytical Sciences Corporation Limited to Litton industries and its affiliates, pursuant to a Stock Purchase Agreement dated December 8, 1997.

   2. INTEREST EXPENSE

      The pro forma condensed consolidated income statements give effect to the reduction of interest expense as a result of the application of the proceeds from the transaction to repay outstanding debt balances.

   3. DEBT ISSUE COSTS

      The pro forma condensed consolidated income statements give effect to the reduction in amortization of debt issue costs as a result of the Company's assumed repayment of outstanding debt.

   4. INCOME TAXES

      The pro forma condensed consolidated income statements give effect to the tax benefit of adjustment (2) and (3), as described above, at an incremental rate of 38%.

(c) EXHIBITS

Exhibit
Number   Description
------   -----------

2.1* Stock Purchase Agreement by and among Primark Corporation, Primark Information Services UK Limited and Litton Industries, Inc. and Litton U.K. Limited dated as of December 8, 1997 (Exhibit 2.1 to the Company's December 10, 1997 Form 8-K).

2.2* Information Technology Services Agreement by and among Primark Corporation, TASC, Inc. and Litton Industries, Inc. (Exhibit 2.2 to the Company's December 10, 1997 Form 8-K).

99.1     Press Release dated April 1, 1998.

       * Incorporated by reference to File No. 1-8260.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRIMARK CORPORATION

Date: April 3, 1998                     By: /s/ STEPHEN H. CURRAN
                                        ------------------------------
                                               Stephen H. Curran
                                        Executive Vice President and
                                            Chief Financial Officer
                                         (Principal Financial Officer)